UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


        Current Report Pursuant To Section 13 Or 15(d) Of The Securities
                              Exchange Act Of 1934


                         Date Of Report: March 15, 2002
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


            DELAWARE                                      77-0381362
(State Or Other Jurisdiction Of                (I.R.S. Employer Identification
 Incorporation Or Organization)                            Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

Item 5.           Other Events

         On March 15, 2002, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced:

o    the opening of a loan production office in Southern California

o the elimination of institution specific regulatory capital requirements for Monterey Bay Bank

o    the repurchase of additional shares of the Company's common stock

o    the resignation of a Monterey Bay Bank senior officer


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated March 15, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:     March 15, 2002       By:   /s/ C. Edward Holden
                                     --------------------
                                     C. Edward Holden
                                     Chief Executive Officer
                                     President
                                     Vice Chairman Of The Board Of Directors



Date:     March 15, 2002       By:   /s/ Mark R. Andino
                                     ------------------
                                     Mark R. Andino
                                     Chief Financial Officer
                                     Treasurer
                                     (Principal Financial & Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated March 15, 2002